Trade and Finance Receivables (Notes)	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Trade and Finance Receivables
Trade and Finance Receivables
TRADE RECEIVABLES
Our primary markets are in North America and Europe, but we also have sales in the Middle East and other markets. The majority of our sales in the Middle East are in Iran under license from the U.S. government that allows sale of food products to non-sanctioned parties. Sales to Iranian customers are in U.S. dollars and represent $8 million and $17 million of "Trade receivables, less allowances" on the Consolidated Balance Sheet as of December 31, 2014 and 2013, respectively. Even though the sales in Iran are permitted, the international sanctions against Iran affected the ability of certain Iranian customers to pay invoices within terms because it became difficult for them to obtain U.S. dollars, euros or other suitable currencies in sufficient quantity on a regular basis. Over the course of 2012, our receivable balance with these customers increased, and we established payment plans with each of these customers to reduce their balances. Certain customers have so far been able to find acceptable methods of payment to comply with their payment plans. However, some customers have not, and as a result, we recorded a reserve of $9 million in 2012, with an additional $2 million in 2013 as a result of further delinquency and other repayment risk; in 2014, customers have continued to pay within agreed terms. We source bananas from the Philippines for sale in the Middle East under a committed-volume, long-term purchase contract with a former joint venture partner through 2016. To mitigate risk, we have reduced the amount of volume being sent to the Middle East and have developed other Middle Eastern markets. However, Iran remains an important market for our Philippine-sourced bananas.
FINANCE RECEIVABLES
Finance receivables were as follows:

	December 31,
	2014		2013
(In thousands)	Grower Receivables	Seller Financing	Grower Receivables	Seller Financing
Gross receivable	$36,089	$25,629	$35,761	$27,127
Reserve	(32,074)	—	(32,877)	—
Net receivable	$4,015	$25,629	$2,884	$27,127

Current portion included in "Other receivables, net"	$4,015	$4,740	$2,884	$3,990
Long-term portion included in "Investments and other assets, net"	—	20,889	—	23,137
Net receivable	$4,015	$25,629	$2,884	$27,127

Activity in the finance receivable reserve is as follows:

(In thousands)	2014	2013
Reserve at beginning of year	$32,877	$36,854
Charged to costs and expenses	—	61
Recoveries	(393)	(1,128)
Write-offs	(390)	(2,910)
Foreign exchange and other	(20)	—
Reserve at end of year	$32,074	$32,877

Seasonal advances may be made to certain qualified growers, which are normally collected as the produce is harvested and sold. We generally require asset liens and pledges of the season's produce as collateral to support these advances. If sales of the season's produce do not result in full repayment of the advance, we may exercise the collateral provisions or renegotiate the terms, including terms of interest, to collect the remaining balance.
The gross grower receivable balance includes $29 million (all of which were classified as long-term) related to a Chilean grower of grapes and other produce as of December 31, 2014 and 2013. In 2011, we fully reserved the advances made to this Chilean grower, who was declared bankrupt later that year. We continue to aggressively negotiate recovery.
We provided seller financing in the 2009 sale of the former joint venture that sourced bananas and pineapples from the Philippines for sale in the Middle East and Asia. The financing for the sale of this joint venture is a note receivable in equal installments through 2019. In December 2014, this seller financing note receivable increased by $2 million related to the resolution of contingent consideration receivable from the 2009 sale. As of December 31, 2014, payments are current on this note receivable.